MONSANTO

Terry Crews
Chief Financial Officer

Credit Suisse First Boston
2001 Chemical Industry Conference
October 3, 2001

Safe Harbor

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: management's ability to achieve its cost-cutting objectives; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the success of the company's research and development activities and the speed with which regulatory authorizations and product roll-outs may be achieved; the company's ability to achieve and maintain protection for its intellectual property; fluctuations in exchange rates; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits regarding intellectual property and product liability, and other lawsuits and contingencies related to actual or alleged environmental contamination; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; increased generic and branded competition for the company's Roundup herbicide following the expiration of U.S. patent protection in September 2000; the seasonal nature of the company's agriculture business and the effect of weather conditions and commodity markets on that business; the company's ability to fund its short-term financing needs; general economic and business conditions; the company's ability to attract and retain current management and other employees of the company; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. The company disclaims any intention or obligation to revise or update any forward-looking statements or any factors that may cause results to differ, whether as a result of new information, future events or otherwise.

MONSANTO

Highlights

Monsanto is transforming agriculture

- Strong and growing Roundup business
- Growing biotechnology business with great upside
- Leadership position in genomics/seeds
- Broadest and deepest pipeline in industry

Steady profit growth through innovation and margin expansion

MONSANTO

Monsanto Is Unique



Seeds/
Genomics
Roundup
INNOVATION IN:
Technology
Production
Marketing
Biotech
Traits

U.S. Branded Roundup Remains Successful

US Branded Roundup Volumes
6 Months YTD



Indexed (1995 = 100)
350
300
250
200
150
100
1995
1996
1997
1998
1999
2000
2001

- **YTD 2001 branded volumes up 9%, with price down 3%**
  - **Share strong, particularly in over-the-top applications**
  - **Logistics, service and customer relationships best in industry**
- **In 2002, glyphosate market should continue to grow**
  - **Roundup positioned as best value in market**
  - **Continue to offer multiple products across value spectrum**
  - **Expect list price to be flat**

MONSANTO

U.S. Biotech Continues to Grow



Acres in Millions
90
80
70
60
50
40
30
20
10
0
Cotton
Corn
Soybeans
13
46
66
72
80
1997
1998
1999
2000
2001E

- 2001 biotech acreage grew more than 10%
  - Revenue growth outpaces acreage growth, driven by stacked traits
  - Continued high customer satisfaction for all traits
- 2001 branded soybean seed share grew 2 percentage points; branded corn remained flat
- 2002 trait acreage should be up
- 2002 commodity prices likely higher for corn; flat to slightly higher for soybeans

MONSANTO

Latin America Remains Key Region, Key Challenge

- **Progress in 2001 has been mixed**
  - Higher-than-normal corn seed returns affected results
  - Economic conditions tightened liquidity
    - Collections improved
    - Receivable exposure manageable
  - Glyphosate use expected to grow in 15% range
  - Camacari glyphosate plant starting up in Brazil
  - Roundup Ready soybean launch in Brazil pending
- **Opportunity for better growth in 2002**
  - Seed sales will continue to shift closer to planting season
  - Ag industry will remain export-oriented with majority of grain trading in U.S. dollars
  - Glyphosate market will continue to grow
  - Potential ramp-up of Roundup Ready soybean acres in Brazil

MONSANTO

Growth Drivers

Short Term
2001 - 2002

- Grow Roundup, seeds, existing traits
- Increase margins
- Win biotech acceptance

Medium Term
2003 - 2005

Plus…

- Accelerating biotech growth
- Accelerating seed business growth

Long Term
2006 and beyond

Plus…

- Pipeline growth
  - Yield traits
- Downstream businesses

Financial Strategy

Short Term
2001 - 2002

- Defend core business through cost management efforts
- Become free cash flow positive by stabilizing working capital and reducing capital spending

Medium Term
2003 - 2005

Plus…

- Significantly improve working capital position
- Return greater value to shareowners

Long Term
2006 and beyond

Plus…

- Operational cash flow generation to take full advantage of business growth

Roundup Cost Continues to Improve Driven by Technology and Scale


Roundup Unit Cost
Indexed (1994 = 100)
120
100
80
60
40
20
0
CAGR = -6.6%
'94
'95
'96
'97
'98
'99
'00

- **Best cost position maintained through:**
  - **Scale**
    - **Camacari start-up**
  - **New technologies**
  - **Investment in process R&D**

MONSANTO

Three Straight Years of Cost Improvement


Percent of sales
SG&A
R&D
30
25
20
15
10
5
0
24
11
26
12
24
13
23
11
22
10
1997
1998
1999
2000
12 months ending 06/30/01

MONSANTO

Cash Management Improvement Focused in Three Areas

- **Significantly lower capital expenditures**
- **Improved inventory management**
- **Plan and focus around receivables management**

MONSANTO

Aggressive Capacity Expansions Essentially Complete



Capital Expenditures
$ Millions
$600
$500
$400
$300
$582
$500-525
$400-450
2000
2001E
2002E

- **Major Roundup and seed projects complete**
- **Capital spending lower in 2001 by 10+%**
- **2002 spending at level to support sustainable growth**

MONSANTO

Inventories Down Three Percentage Points in the Last Two Years


Inventories in
$ Billions
Inventory as % of
12-month sales
Inventories
% of Sales
$1.6
$1.4
$1.2
$1.0
32%
30%
28%
26%
24%
22%
20%
Q4 1998
Q1 1999
Q2 1999
Q3 1999
Q4 1999
Q1 2000
Q2 2000
Q3 2000
Q4 2000
Q1 2001
Q2 2001

- **Inventory management created $90 million in cash in last 12 months**
- **June 2001 inventories at 21% of 12-month sales**
- **Targeted to maintain inventories at 23% of full-year sales**

MONSANTO

Organizational Changes Support Focus on Accounts Receivable

- Incentive compensation focus changed in 2001
  - Field sales organization, primarily in Latin America, incented on selling AND collecting
  - Cash flow targets now greater component of senior management incentives
- Liquidity in distribution channel remains a challenge
  - More restrictive credit policies instituted
  - Increased use of collateralization to protect receivables in Latin America
  - Sales moving closer to end use

MONSANTO

Receivables Management Improved

Change in Receivables vs. Change in Revenue
(Trailing 12 months)


$ Millions
$1,000
$750
$500
$250
$0
Change in receivables
Change in revenue
Q4 1999
Q1 2000
Q2 2000
Q3 2000
Q4 2000
Q1 2001
Q2 2001

- **Trend in receivables growth has shifted**
  - **Collections improved 12% in first half 2001**
  - **Second-quarter receivables as percent of sales flat with 2000 at 65% of sales**
  - **Year-end target is 1-2 percentage points below year-end 2000 level of 46% of sales**
  - **Progress in Europe, Asia, North America with Latin America key remaining challenge**

MONSANTO

First Half Free Cash Flow Improved by $280 Million



$ Millions
1500
1000
500
0
-500
-1000
-1500
-2000
2000*
2001
Income and D&A
Change in working capital
Capital spending and investments
Other B/S changes
YTD Free cash flow

* pro forma as if IPO and separation from Pharmacia occurred at January 1, 2000

MONSANTO

Financial, Strategic and Operational Management Strongly Linked

- Cost management and cash flow emphasis supports strategic business direction
- Business has financial flexibility to grow

MONSANTO

MONSANTO™